UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2014

Atlas Energy, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-32953	43-2094238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-489-0006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 2, 2014, Atlas Energy, L.P. (“ATLS”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion by ARP Rangely Production, LLC, a wholly-owned subsidiary of Atlas Resource Partners, L.P. (“ARP”), whose general partner is a wholly-owned subsidiary of ATLS, of the previously announced acquisition (the “Rangely Acquisition”) of certain oil and gas related interests in the Rangely Field assets in northwest Colorado from Merit Management Partners I, L.P., Merit Energy Partners III, L.P. and Merit Energy Company, LLC (“Merit Energy”) for $420.0 million in cash (the “Acquired Assets”). This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements for Merit Energy and to present certain unaudited pro forma financial information in connection with the Rangely Acquisition.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

•	The Acquired Assets’ Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the year ended December 31, 2013, together with independent auditors’ report thereon, and unaudited Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the three months ended March 31, 2014 and 2013, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of ATLS as of March 31, 2014, and the related pro forma consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG LLP

99.1	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the year ended December 31, 2013, together with independent auditors’ report thereon, and unaudited Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the three months ended March 31, 2014 and 2013

99.2	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 7, 2014	ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

	By:	/s/ Sean P. McGrath
	Name:	Sean P. McGrath
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the year ended December 31, 2013, together with independent auditors’ report thereon, and unaudited Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the three months ended March 31, 2014 and 2013

99.2	Unaudited pro forma consolidated financial statements

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